UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2015

Hines Global REIT II, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 333-191106

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information discussed under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 3, 2015 a wholly-owned subsidiary of Hines Global REIT II, Inc. (“Hines Global II”) acquired Bishop’s Square, a Class A office building located in Dublin, Ireland. Violet Yarrow Real Estate (Dublin) Limited, the seller of Bishop’s Square, is not affiliated with Hines Global II or its affiliates.

Bishop’s Square was constructed in 2001 and consists of 153,529 square feet of net rentable area that is 100% leased. The Commissioners of Public Works in Ireland, a state agency of Ireland, leases 90,017 square feet or approximately 59%, of the net rentable area of Bishop’s Square, under a lease that expires in January 2028. Further, International Financial Data Services, an investor record keeping and transfer agency provider, leases 32,916 square feet or approximately 21%, of the net rentable area of Bishop’s Square, under a lease that expires in June 2024. Additionally, News Corp UK & Ireland Limited, a diversified media and information services company, leases 16,153 square feet, or approximately 11%, of the net rentable area of Bishop’s Square, under a lease that expires in August 2027. The remaining space is leased to two tenants, neither of which leases more than 10% of the net rentable area of Bishop’s Square.

The contract purchase price for Bishop’s Square was €92.0 million (approximately $103.5 million assuming a rate of $1.12 per EUR as of the transaction date), exclusive of transaction costs and working capital reserves. Hines Global II funded the acquisition using proceeds from its public offering, an advance under its credit facility with Hines Interests Limited Partnership, an affiliate of Hines Global II, and a €55.2 million (approximately $62.1 million assuming a rate of $1.12 per EUR as of the transaction date) secured facility agreement (see Item 2.03 below).

The estimated going-in capitalization rate for Bishop’s Square is approximately 6.1%. The estimated going-in capitalization rate is determined by dividing the projected property revenues in excess of expenses for the first fiscal year by the net purchase price (excluding closing costs and taxes). Property revenues in excess of expenses includes all projected operating revenues (rental income, tenant reimbursements, parking and any other property-related income) less all projected operating expenses (property operating and maintenance expenses, property taxes, insurance and property management fees). The projected property revenues in excess of expenses includes assumptions which may not be indicative of the actual future performance of the property, including the assumption that the current tenants will perform under their lease agreements during the next 12 months.

The terms of the acquisition of Bishop’s Square are set forth in the purchase agreement that was filed as an exhibit to Hines Global II’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2015 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2015 a wholly-owned subsidiary of Hines Global II entered into a secured facility agreement (the “Facility”) with DekaBank Deutsche Girozentrale (“DekaBank”) totaling €55.2 million (approximately $62.1 million assuming a rate of $1.12 per EUR as of the transaction date) to fund the acquisition of Bishop’s Square, including associated costs. DekaBank is not affiliated with Hines Global II or its affiliates. Pursuant to the facility agreement, the Facility is secured by a mortgage and related security interests in Bishop’s Square and is non-recourse with respect to Hines Global II. The loan document also includes assignments of rent, leases and permits for the benefit of DekaBank.

The Facility requires quarterly interest payments beginning in July 2015 and repayment of principal upon the maturity of the Facility on March 2, 2022. The Facility has a floating interest rate of EURIBOR plus 1.30%. The Facility may be repaid in full prior to maturity, subject to a prepayment premium if it is repaid in the first three years. In accordance with the terms of the facility agreement, Hines Global II entered into a €55.2 million (approximately $62.1 million assuming a rate of $1.12 per EUR as of the transaction date) three-year interest rate cap at 2% to limit exposure to interest rate fluctuations.

The loan documents contain customary events of default with corresponding grace periods, including, without limitation, payment defaults, cross-defaults to other agreements and bankruptcy-related defaults, customary financial covenants regarding the debt service coverage ratio, sale of assets, failure to maintain insurance on Bishop’s Square and the failure of certain representations and warranties in the loan documents to be true and correct in all material respects, and customary covenants, including limitation on the incurrence of debt and granting liens. If an event of default has not been cured and is continuing, DekaBank may declare that the principal and any unpaid interest are immediately due and payable.

The terms of this financing are more fully set forth in the Facility Agreement, dated as of March 3, 2015 by and between Hines GREIT II Ireland Fund PLC, acting for and on behalf of its sub-fund Hines GREIT II Bishop Fund as Borrower and DekaBank Deutsche Girozentrale, as Agent, Original Hedge Counterparty, Arranger, Security Trustee and Lender, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein. The Facility is governed by the laws of Ireland.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) Financial Statements of Business Acquired and Pro Forma Financial Information.

To be filed by amendment. The registrant hereby undertakes to file the financial statements required to be filed in response to this item on an amendment to this Current Report on Form 8-K no later than May 19, 2015.

(d) Exhibits:

10.1
Particulars and Conditions of Sale of Bishop’s Square, Bishop’s Street/Kevin Street Lower, Dublin 2, dated as of January 30, 2015, by and between Bishop Ireland GREIT II Limited and Violet Yarrow Real Estate (Dublin) Limited (incorporated by reference to Hines Global II’s Current Report on Form 8-K filed with the SEC on February 5, 2015)

10.2
Facility Agreement, dated as of March 3, 2015 by and between Deutsche Girozentrale as Agent, Original Hedge Counterparty, Arranger, Security Trustee and Lender and Hines GREIT II Ireland Fund PLC, acting for and on behalf of its sub-fund Hines GREIT II Bishop Fund, as Borrower

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the estimated going-in capitalization rate for the property described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, tenant performance, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the ability and willingness of the current tenants to continue to make rental payments pursuant to their lease agreements and other risks described in Hines Global II’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT II, Inc.

March 5, 2015	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1
Particulars and Conditions of Sale of Bishop’s Square, Bishop’s Street/Kevin Street Lower, Dublin 2, dated as of January 30, 2015, by and between Bishop Ireland GREIT II Limited and Violet Yarrow Real Estate (Dublin) Limited (incorporated by reference to Hines Global II’s Current Report on Form 8-K filed with the SEC on February 5, 2015)

10.2
Facility Agreement, dated as of March 3, 2015 by and between Deutsche Girozentrale as Agent, Original Hedge Counterparty, Arranger, Security Trustee and Lender and Hines GREIT II Ireland Fund PLC, acting for and on behalf of its sub-fund Hines GREIT II Bishop Fund, as Borrower